Prospectus Supplement

John Hancock Funds II
Supplement dated March 22, 2018 to the current Class A, C, I and R6 prospectus, as may be supplemented

Redwood Fund

Effective immediately, the first paragraph under the heading “Past performance” in the “Fund summary” section is replaced in its entirety with the following:

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The S&P 500 Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment.

Also, effective immediately, the “Average annual total returns” table under the heading “Past performance” in the “Fund summary” section is replaced in its entirety with the following:

Average annual total returns (%) – as of 12/31/16	1 year	5 Year	Since Inception (9/29/11)
Class A before tax	-2.71	1.84	2.61
after tax on distributions	-2.71	0.73	1.53
after tax on distributions, with sale	-1.53	1.08	1.69
Class C	-0.73	2.58	3.33
Class I	2.70	3.08	3.81
Class R6	2.89	3.19	3.91
Bank of America Merrill Lynch 3 Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.33	0.12	0.11
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96	14.66	15.96

You should read this Supplement in conjunction with the prospectus and retain it for future reference.

Prospectus Supplement

John Hancock Funds II
Supplement dated March 22, 2018 to the current Class NAV prospectus, as may be supplemented

Redwood Fund

Effective immediately, the first paragraph under the heading “Past performance” in the “Fund summary” section is replaced in its entirety with the following:

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. The S&P 500 Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment.

Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern time, on most business days.

Also, effective immediately, the “Average annual total returns” table under the heading “Past performance” in the “Fund summary” section is replaced in its entirety with the following:

Average annual total returns (%) – as of 12/31/16	1 year	5 year	Since Inception (9/29/11)
Class NAV before tax	2.89	3.19	3.91
after tax on distributions	2.89	2.07	2.82
after tax on distributions, with sale	1.63	2.12	2.70
Bank of America Merrill Lynch 3 Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.33	0.12	0.11
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96	14.66	15.96

You should read this Supplement in conjunction with the prospectus and retain it for future reference.